AMENDMENT NO. 37 TO
                          PARTICIPATION AGREEMENT AMONG
                           TRANSAMERICA SERIES TRUST,
                      TRANSAMERICA LIFE INSURANCE COMPANY,
               TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, AND
                        MONUMENTAL LIFE INSURANCE COMPANY

         The Participation Agreement, dated July 1, 1992, as amended ("Agreement") among Transamerica Series Trust (the "Fund"), Transamerica Life Insurance Company ("Transamerica"), Transamerica Financial Life Insurance Company ("TFLIC"), and Monumental Life Insurance Company ("Monumental") is hereby amended as follows:

         Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:

                               AMENDED SCHEDULE A

                            Effective October 1, 2008

                    Account(s), Policy(ies) and Portfolio(s)
                     Subject to the Participation Agreement
Accounts:   Separate Account VA B
            Separate Account VA BNY
            Mutual Fund Account
            Separate Account VA A
            Separate Account VA C
            Separate Account VA CC
            Separate Account VA D
            Separate Account VA EE
            Retirement Builder Variable Annuity Account
            TFLIC Separate Account C
            Separate Account VUL-A
            TFLIC Series Life Account
            TFLIC Series Annuity Account
            Separate Account VA E
            Separate Account VA F
            Separate Account VUL-1
            Separate Account VUL-2
            Separate Account VUL-3
            Separate Account VUL-4
            Separate Account VUL-5
            Separate Account VUL-6
            Separate Account VA-8
            Separate Account VA J
            TA PPVUL 1
            Separate Account VA K
            Separate Account VA-2LNY
            Separate Account VA-2L
            Separate Account VL A
            AES Private Placement VA Separate Account
            Separate Account VA L
            Separate Account VA P
            PFL Corporate Account One
            Separate Account VA R
            Separate Account VA S
            Separate Account VA Q
            Separate Account VA GNY
            Separate Account VA HNY
            Separate Account QNY
            Separate Account VA W
            Separate Account VA WNY
            Separate Account VA YNY
            Separate Account VA WM
            TFLIC Separate Account VNY
            Separate Account VA X
            Separate Account VA Y
            Separate Account VA Z
            Separate Account VA-6
            Separate Account VA-6NY
            Separate Account VA-7
            Separate Account VL
            Variable Life Account A (effective October 2, 2008)

Policies:   Transamerica Landmark Variable Annuity
            Transamerica Landmark NY Variable Annuity
            The Atlas Portfolio Builder Variable Annuity
            Transamerica EXTRA Variable Annuity
            Transamerica Access Variable Annuity
            Retirement Income Builder II Variable Annuity
            Advisor's Edge(R) Variable Annuity
            Advisors's Edge Select(R) Variable Annuity
            Advisor's Edge(R) Variable Annuity (NY)
            Legacy Builder Plus
            TFLIC Financial Freedom Builder
            Transamerica Elite
            Privilege Select Variable Annuity
            Estate Enhancer Variable Life
            TransSurvivor Life Variable Universal Life
            TransMark Optimum Choice Variable Annuity
            TransUltra(R) Variable Universal Life
            TFLIC Freedom Elite Builder
            TFLIC Freedom PremierSM
            Immediate Income Builder II
            Premier Asset Builder Variable Annuity
            TransAccumulatorSM VUL
            TFLIC Freedom Wealth Protector
            Advantage V
            Retirement Income Builder Variable Annuity
            Retirement Income Builder - BAI Variable Annuity
            Dreyfus/Transamerica Triple Advantage(R) Variable Annuity (NY)
            Dreyfus/Transamerica Triple Advantage(R) Variable Annuity
            Transamerica Variable Life
            Advisor's Edge Select Private Placement
            Transamerica Preferred Advantage Variable Annuity
            Portfolio SelectSM Variable Annuity
            Flexible Premium Variable Annuity - A
            Flexible Premium Variable Annuity - B
            Flexible Premium Variable Annuity - C
            Flexible Premium Variable Annuity - D
            Flexible Premium Variable Annuity - E
            Flexible Premium Variable Annuity - G
            TFLIC Freedom Elite Builder II
            Flexible Premium Variable Annuity - H
            Advisor's Edge(R) NY Variable Annuity
            Flexible Premium Variable Annuity - I
            Flexible Premium Variable Annuity - J
            Flexible Premium Variable Annuity - K
            Flexible Premium Variable Annuity - L
            Flexible Premium Variable Annuity - N
            Flexible Premium Variable Annuity - O
            Flexible Premium Variable Annuity - P
            Flexible Premium Variable Annuity - GM
            Transamerica Freedom Variable Annuity
            TransSurvivorSM Life VUL
            TransAccumulator(R) VUL
            TransUltra(R) VUL
            Transamerica Classic(R) Variable Annuity
            Transamerica Catalyst(R) Variable Annuity
            Transamerica Classic(R) Variable Annuity (NY)
            Transamerica Bounty(R) Variable Annuity
            Inheritance Builder Plus
            TransEquity Flexible Premium Variable Life Insurance
            TransEquity II Flexible Premium Variable Life Insurance
            Variable Protector (effective October 2, 2008)
            Advantaage VI
            Advantage SE

Portfolios:       Transamerica Series Trust - each Portfolio has an Initial
                  Class and a Service Class of Shares except as noted

           Transamerica Asset Allocation - Conservative Portfolio VP Transamerica Asset Allocation - Growth Portfolio VP Transamerica Asset Allocation - Moderate Portfolio VP Transamerica Asset Allocation - Moderate Growth Portfolio VP Transamerica International Moderate Growth Fund VP Transamerica American Century Large Company Value VP Transamerica BlackRock Large Cap Value VP
           Transamerica Capital Guardian Global VP
           Transamerica Capital Guardian U.S. Equity VP
           Transamerica Capital Guardian Value VP
           Transamerica Clarion Global Real Estate Securities VP Transamerica Federated Market Opportunity VP
           Transamerica JPMorgan Core Bond VP
           Transamerica JPMorgan Enhanced Index VP
           Transamerica JPMorgan Mid Cap Value VP
           Transamerica Jennison Growth VP
           Transamerica Legg Mason Partners All Cap VP
           Transamerica MFS High Yield VP
           Transamerica MFS International Equity VP
           Transamerica Marsico Growth VP
           Transamerica Munder Net50 VP
           Transamerica PIMCO Total Return VP
           Transamerica T. Rowe Price Equity Income VP
           Transamerica T. Rowe Price Growth Stock VP
           Transamerica T. Rowe Price Small Cap VP
           Transamerica Templeton Global VP
           Transamerica Third Avenue Value VP
           Transamerica Balanced VP
           Transamerica Convertible Securities VP
           Transamerica Equity VP
           Transamerica Equity II (Service Class Shares currently
                not being offered)
           Transamerica Growth Opportunities VP
           Transamerica Money Market VP
           Transamerica Science and Technology VP
           Transamerica Small/Mid Cap Value VP
           Transamerica U.S. Government Securities VP
           Transamerica Value Balanced VP
           Transamerica Van Kampen Active International Allocation VP Transamerica Van Kampen Large Cap Core VP
           Transamerica Van Kampen Mid-Cap Growth VP
           Transamerica Index 50 VP
           Transamerica Index 75 VP



         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of October 1, 2008.


TRANSAMERICA SERIES TRUST           TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,                           By its authorized officer,


By:                                                  By:
   /s/Christopher A. Staples                             /s/Arthur D. Woods
        Christopher A. Staples                               Arthur D. Woods
Title:   Vice President                              Title:   Vice President


TRANSAMERICA FINANCIAL                      MONUMENTAL LIFE INSURANCE
LIFE INSURANCE COMPANY                      COMPANY

By its authorized officer,                           By its authorized officer,


By:                                                  By:
   Arthur D. Woods                                      /s/Steven R. Shepard
        Arthur D. Woods                                   Steven R. Shepard
Title:   Vice President                              Title:   Vice President